Hawaiian Electric Exhibit 10.1
FIRST AMENDMENT TO LOW SULFUR FUEL OIL SUPPLY CONTRACT

This First Amendment to Low Sulfur Fuel Oil Supply Contract (“Amendment”) is deemed entered into as of August 27, 2014 (“Execution Date”), by and between Chevron Products Company, a division of Chevron U.S.A. Inc. (“Chevron”), a Pennsylvania corporation, and Hawaiian Electric Company, Inc. (“Hawaiian Electric”), a Hawaii corporation.

RECITALS

A.
The parties entered into that certain Low Sulfur Fuel Oil Supply Contract dated August 24, 2012 (“Contract”) which provides for the sale by Chevron and purchase by Hawaiian Electric of Low Sulfur Fuel Oil (“LSFO”) and other petroleum products.

B.
The parties now wish to amend the Contract to modify the price, volume, and specification of certain petroleum products supplied under the Contract and to make certain other modifications as noted herein.

C.
The parties understand that certain provisions of this Amendment are subject to approval by the Public Utilities Commission of the State of Hawaii (“PUC” or “Commission”) and, except as specifically provided otherwise herein, the parties’ respective obligations hereunder are conditioned upon receipt of such approval.

D.	Accordingly, in consideration of the exchange of mutual promises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.	PUC REVIEW AND HAWAIIAN ELECTRIC’S RIGHT OF TERMINATION

1.1.
Within thirty (30) days after the Execution Date, Hawaiian Electric will file an application with the Commission seeking a decision and order by the Commission satisfactory to Hawaiian Electric, in its sole and absolute discretion, approving this Amendment such that Hawaiian Electric may include the reasonable costs incurred by Hawaiian Electric pursuant to the Contract (as amended by this Amendment) in its revenue requirements for ratemaking purposes and for the purposes of determining the reasonableness of Hawaiian Electric’s rates and/or for cost recovery above those fuel costs included in Hawaiian Electric’s base rate through Hawaiian Electric’s Energy Cost Adjustment Clause (“PUC Approval Order”).

1.2.
This Amendment is binding upon the parties as of the Execution Date, except the terms of Section 3 will not become operative, if at all, until the date (“Operative Date”) that is the later of: (a) January 1, 2015, or (b) the date of a PUC Approval Order satisfactory to Hawaiian Electric, in its sole and absolute discretion.

1.3.
Chevron recognizes that Hawaiian Electric may determine that a PUC Approval Order is not acceptable to Hawaiian Electric if it (a) contains terms and conditions that materially affect Hawaiian Electric’s economic interests, or (b) a Person with legal standing has provided a written indication that it intends to seek a change in such PUC Approval Order through motion, appeal or other method.

1.4.
Notwithstanding any other provision of this Amendment, Hawaiian Electric may, in its sole and absolute discretion, terminate this Amendment by written notice to Chevron if notice is given within thirty (30) days after the earlier of: (a) the date of the PUC’s decision and order denying Hawaiian Electric’s application, (b) the date of a PUC Approval Order that Hawaiian Electric determines is not acceptable, or (c) a PUC Approval Order has not issued by April 30, 2015. If this Amendment is terminated pursuant to this Section, the Amendment will be null and void, Hawaiian Electric will have no liability to Chevron, and the Contract’s original terms and conditions will continue in full force and effect.

2.	DELAYED OPERATIVE DATE

If the Operative Date occurs after January 1, 2015, then Chevron will issue credit(s) to Hawaiian Electric for product Deliveries that were made between January 1, 2015 and the Operative Date, for the difference between the invoiced amount for the LSFO and/or Substitute Fuel under the Contract prior to the Amendment and the amount that would have been invoiced for LSFO and/or Substitute Fuel with the Amendment in order to place the parties in the positions they would have been in, as if the pricing changes effected through Section 3 were operative beginning January 1, 2015. Such difference will also include any difference in the amount of any related taxes, fees, other charges related to invoices.

3.	OPERATIVE DATE AMENDMENTS TO THE CONTRACT

As of the Operative Date, the following Sections and Exhibits of the Contract shall be deemed amended as set forth below:

Section 1.1(A)	“15,000” is replaced with “18,000”
Section 1.1
New Sections 1.1(LL), 1.1 (MM) and 1.1 (NN) are added as follows:

“(LL) “Substitute Fuel” means a petroleum fuel blend intended by Hawaiian Electric to satisfy the Environmental Protection Agency’s Mercury and Air Toxics Standards (“MATS”) rules and regulations or any similar rules and/or regulations. Substitute Fuel will be a blend of an LSFO Component and a Diesel Component as designated by Hawaiian Electric, but in no event will the Diesel Component exceed 50% of the final blended product Delivered and sold by Chevron and received and purchased by Hawaiian Electric.”

“(NN) “Diesel Component” means the Diesel, of the quality specified at Exhibit D (Diesel Specifications), used in Substitute Fuel in a portion of the blend to produce the Substitute Fuel.”

“(MM) “LSFO Component” means the LSFO of the quality specified under LSFO Component of Substitute Fuel at Exhibit A (LSFO Specifications) used in Substitute Fuel in a portion of the blend to produce the Substitute Fuel.”

Section 1.3
A new Section 1.3 is added as follows:

“1.3 Universal Definitional Changes.

(A) Wherever the term “Non-Diesel Substitute Fuel” or “non-diesel Substitute Fuel” appears in the Contract, the term shall be replaced with the term “Substitute Fuel” as defined in Section 1.1(LL).

(B) Wherever the term “HECO” appears in the Contract, the term shall be replaced with the term “Hawaiian Electric”.”

Section 2.3
The text at Section 2.3 is deleted in its entirety and replaced with the following:

“2.3 Length of Term; Hawaiian Electric Change Notice.   This Contract shall be for a term beginning on the Commencement Date through and including December 31, 2016 (“Original Term”), and continuing thereafter for one or more Extensions, each such Extension a period of twelve (12) months, beginning each successive January 1, unless Hawaiian Electric or Chevron gives written notice of termination at least one hundred twenty (120) days before the beginning of an Extension.

(A) If, during the term of this Contract, Hawaiian Electric is required to change from LSFO to Substitute Fuel so as to comply with the EPA’s MATS ruling or similar ruling applicable to Hawaiian Electric’s generating units, Hawaiian Electric can require Chevron to sell and Deliver Substitute Fuel by Hawaiian Electric providing Chevron notice (“Change Notice”) at least one hundred and eighty (180) days prior to the start of Delivery of Substitute Fuel. Chevron will sell and Deliver to Hawaiian Electric Substitute Fuel, provided that Chevron will not be required to sell Substitute Fuel with a Delivery date prior to January 1, 2016.

(B) After issuance of the Change Notice, at least ninety (90) days prior to each requested Delivery of Substitute Fuel, Hawaiian Electric will provide Chevron with notice of its nominated volume of Substitute Fuel and an estimated blend ratio of LSFO Component and Diesel Component for that particular Delivery of Substitute Fuel. The parties may thereafter discuss and agree in writing (including via email) to diverge from the estimated blend ratio and adopt a different blend ratio for the Substitute Fuel Delivery in question (but in no event will the Diesel Component exceed 50% of the total blend). Absent such an agreement, the estimated blend ratio provided with the notice of volume nomination is controlling for that Delivery of Substitute Fuel. For greater certainty, it is acknowledged that discussions and any agreement regarding the blend ratio for a particular Delivery of Substitute Fuel will not change the total volume of Substitute Fuel nominated for the Delivery in question.

(C) The price of Substitute Fuel sold and Delivered by Chevron to Hawaiian Electric hereunder shall be determined as set forth in Exhibit F (Substitute Fuel Pricing). The parties acknowledge that the Diesel component of Substitute Fuel sold under this Contract will not satisfy any obligation of any party under that certain separate Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract (“Inter-Island Contract”) between Chevron and Hawaiian Electric and its affiliated companies.

(D) In the event that Chevron sells and Delivers, and Hawaiian Electric purchases and receives, the Substitute Fuel under this Contract, the terms of this Contract, including Section 4.2, shall be deemed to have been conformed to refer to the Substitute Fuel. The parties shall cooperate in a commercially reasonable manner to agree upon the applicable operational and logistical details of Chevron’s supply of such Substitute Fuel to Hawaiian Electric to the extent such matters differ from those applicable to the supply of LSFO.”

Section 4.1
The text at Section 4.1 is deleted in its entirety and replaced with the following:

“Fuel Specifications.  LSFO sold and Delivered by Chevron to Hawaiian Electric hereunder will conform to the specifications contained in Exhibit A (LSFO Specifications). The LSFO Component and the Diesel Component of Substitute Fuel will meet, respectively, the specifications of Exhibit A (LSFO Specifications) and Exhibit D (Diesel Specifications).”

Section 5.1
The text at Section 5.1 is deleted in its entirety and replaced with the following:

“Price Per Physical Barrel.

(A) Prior to January 1, 2015, the price of LSFO sold and Delivered by Chevron to Hawaiian Electric will be determined under the original Exhibit C (LSFO Pricing) to this Contract.
(B) On and after January 1, 2015, the price of LSFO, the price of the LSFO Component of Substitute Fuel and the price of the Diesel Component of Substitute Fuel shall be determined as follows:
(1) The price of LSFO and the LSFO Component of Substitute Fuel sold and Delivered by Chevron and received and purchased by Hawaiian Electric hereunder shall be determined as set forth in Exhibit C (LSFO Pricing).

(2) The price of the Diesel Component of Substitute Fuel sold and Delivered by Chevron to Hawaiian Electric hereunder shall be determined as set forth in Exhibit E (Diesel Pricing).

(3) The price of Substitute Fuel sold and Delivered by Chevron to Hawaiian Electric hereunder shall be determined as set forth in Exhibit F (Substitute Fuel Pricing).”

Section 7.1(C)
A new Section 7.1(C) is added as follows:

“(C) If Hawaiian Electric requires [--]
[--]

[--] The parties agree that any such arrangement will be in writing and subject to such other commercially reasonable terms and conditions as mutually agreed to by the parties.”

Section 10.1(E)	A new Section 10.1(E) is added as follows: “(E) Chevron’s invoices to Hawaiian Electric for Deliveries of Substitute Fuel will include an identifier (i.e., “MATS”) in the line item description.”
Section 18.18
A new Section 18.18 is added as follows:

“Computation of Time. In computing any period of time prescribed or allowed under the Contract, the day of the act, event or default from which the designated period of time begins to run shall not be included. If the last day of the period so computed is a Saturday, a Sunday, or a legal holiday in Hawaii, then the period shall run until the end of the next day which is not a Saturday, a Sunday, or a legal holiday in Hawaii. When the period of time prescribed or allowed is less than seven (7) days, intermediate Saturdays, Sundays, and legal holidays shall be excluded in the computation.”

Section 18.19	A new Section 18.19 is added as follows: “Severability. If any term or provision of the Contract or the application thereof to any Person, entity or circumstance shall to any extent be invalid or unenforceable, the remainder of the Contract, or the application of such term or provision to Persons, entities or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of the Contract shall be valid and enforceable to the fullest extent permitted by Law.”

Exhibit A	Exhibit A of the Contract is deleted in its entirety and replaced by Exhibit A in the form attached hereto.
Exhibit B	Exhibit B of the Contract is deleted in its entirety and replaced by Exhibit B in the form attached hereto.
Exhibit C	Exhibit C of the Contract is deleted in its entirety and replaced by Exhibit C in the form attached hereto.
Exhibit D	Exhibit D of the Contract is deleted in its entirety and replaced by Exhibit D in the form attached hereto.
Exhibit E	Exhibit E of the Contract is deleted in its entirety and replaced by Exhibit E in the form attached hereto.
Exhibit F	A new Exhibit F is added in the form attached hereto.

4.	GENERAL PROVISIONS

4.1
Continuing Effect; Defined Terms. Except to the extent modified by this Amendment, the Contract shall continue unchanged in full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and the terms herein, this Amendment shall control. Except as otherwise provided in this Amendment, defined terms used herein have the same meanings as defined in the Contract.

4.2
Confidentiality. Information that relates to the pricing, volume, duration or other commercial terms under this Amendment shall be treated as Confidential Commercial Information under Section 18.16 of the Contract.

4.3	Notices. Any notice, demand or request required or authorized by this Amendment will be given as set forth in Section 18.8 of the Contract.

4.4
Entire Agreement. This Amendment, including all Exhibits, along with the Contract, constitute the entire understanding between the parties with respect to the subject matter herein, supersedes any and all previous understandings between the parties, and bind and inure to the benefit of the parties, their successors and assigns. The parties have entered into this Amendment in reliance upon the representations and mutual undertakings contained herein and not in reliance upon any oral or written representation or information provided to one party by any representative of the other party.

4.5
Counterparts. This Amendment may be executed in several counterparts and all so executed counterparts shall constitute one agreement, binding on both parties, notwithstanding that both parties may not be signatories to the original or the same counterpart. Counterparts may be exchanged by facsimile or other electronic means, such as PDF, and all signatures delivered by electronic means shall be effective for all purposes and treated in the same manner as physically exchanged signatures.

[Signatures follow]

[Signatures to First Amendment to Low Sulfur Fuel Oil Supply Contract]

The parties have executed this Amendment as evidenced by the following signatures of authorized Representatives of the parties as of the date first above written.

CHEVRON PRODUCTS COMPANY, a division of Chevron U.S.A. Inc.
Signature: /s/ Billy Liu ____________________________________ Name: Billy Liu Title: Hawaii VCO Coordinator

HAWAIIAN ELECTRIC COMPANY, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
Signature: /s/ Ronald Cox ____________________________________ Name: Ronald Cox Title: VP Power Supply	Signature: /s/ Dan V. Giovanni ________________________________________ Name: Dan V. Giovanni Title: SVP Operations

EXHIBIT A
(LSFO Specifications)

LSFO and the LSFO Component of Substitute Fuel Delivered hereunder shall comply with the following specification limits:

Test Property	Test Method	Unit Of Measure	LSFO Only or LSFO Component of Substitute Fuel Min Max
GRAVITY @ 60 DEGREES F.	ASTM D-4052	Degrees API	12	24
VISCOSITY	ASTM D-445, D-2161	SSU at 210 DF	100	450
HEAT VALUE, GROSS	ASTM D-240, D-4868	MM BTU/BBL	6.0
FLASH POINT	ASTM D-93	Degrees F.	150
POUR POINT	ASTM D-97, D-5949	Degrees F.		125
ASH	ASTM D-482	Percent, Weight		0.05
SEDIMENT & WATER	ASTM D-1796	Percent, Weight		0.50
SULFUR	ASTM D-4294	Percent, Weight		0.50
NITROGEN	ASTM D-4629, D5762	Percent, Weight		0.50
VANADIUM	ASTM D-5863, AES	PPM, Weight		50.0
CARBON RESIDUE	ASTM D-4530	Percent, Weight		[--]

EXHIBIT B
(Volume Band)

Beginning with the month of the Operative Date, Chevron will sell and Deliver to Hawaiian Electric and Hawaiian Electric will purchase and receive from Chevron, LSFO or Substitute Fuel, a blend of the LSFO Component and Diesel Component at a reasonably uniform rate. This monthly volume of such LSFO or Substitute Fuel and its LSFO and Diesel components shall equal an average daily rate in physical barrels per day which is no less than the minimum nor more than the maximum as set out below:

Average Daily Rate for Each Month in Physical Barrels Per Day

Fuel	LSFO Component Minimum Maximum		Diesel Component[1] Minimum Maximum
LSFO Only	9,000	18,000[2]	N/A	N/A
Substitute Fuel	7,500	18,000	N/A	9,000

[1]Note:
The Diesel component of the Substitute Fuel elected may not exceed 50% of the blend comprising the Substitute Fuel. Chevron’s obligation to supply Diesel Component to Hawaiian Electric shall be limited to 9,000 barrels per day. At Hawaiian Electric’s written request, Chevron may agree in writing to provide volume in excess of 9,000 barrels per day at the price noted for such volume in Exhibit E (Diesel Pricing), or Exhibit F (Substitute Fuel Pricing). Any acceptance of the request will be in writing and shall be made upon mutual agreement by both Hawaiian Electric and Chevron.

[2]Note:
Chevron’s obligation to supply LSFO or Substitute Fuel to Hawaiian Electric is limited to a total of 18,000 barrels per day. At Hawaiian Electric’s written request, Chevron may agree in writing to provide volume in excess of 18,000 barrels per day at the price noted for such volume in Exhibit C (LSFO Pricing), or Exhibit F (Substitute Fuel Pricing). Any acceptance of the request will be in writing and will be made upon mutual agreement between Hawaiian Electric and Chevron.

EXHIBIT C
(LSFO Pricing)

For the monthly cumulative nominated volume, the price of LSFO [---], shall be determined as follows:

[--]
[--]
[--]

[--]

[--]

[--]

[--]

[--]

[--]
[--]

[--]
[--]

[--]
[--]

[---]				[---]
	[---]			[---]
	(USD)	(USD)	(USD)		(USD)	(USD)	(USD)
[---]	[---]	[---]	[---]	[---]	[---]	[---]	[---]
3/1/2012	$[---]	$[---]	$[---]	3/1/2012	$[---]	$[---]	$[---]
3/2/2012	$[---]	$[---]	$[---]	3/2/2012	$[---]	$[---]	$[---]
3/5/2012	$[---]	$[---]	$[---]	3/5/2012	$[---]	$[---]	$[---]
3/6/2012	$[---]	$[---]	$[---]	3/6/2012	$[---]	$[---]	$[---]
3/7/2012	$[---]	$[---]	$[---]	3/7/2012	$[---]	$[---]	$[---]
3/8/2012	$[---]	$[---]	$[---]	3/8/2012	$[---]	$[---]	$[---]
3/9/2012	$[---]	$[---]	$[---]	3/9/2012	$[---]	$[---]	$[---]
3/12/2012	$[---]	$[---]	$[---]	3/12/2012	$[---]	$[---]	$[---]
3/13/2012	$[---]	$[---]	$[---]	3/13/2012	$[---]	$[---]	$[---]
3/14/2012	$[---]	$[---]	$[---]	3/14/2012	$[---]	$[---]	$[---]
3/15/2012	$[---]	$[---]	$[---]	3/15/2012	$[---]	$[---]	$[---]
3/16/2012	$[---]	$[---]	$[---]	3/16/2012	$[---]	$[---]	$[---]
3/19/2012	$[---]	$[---]	$[---]	3/19/2012	$[---]	$[---]	$[---]
3/20/2012	$[---]	$[---]	$[---]	3/20/2012	Holiday
	[---]		$[---]		[---]		$[---]
[--]

[---]				[---]
	[---]			[---]
	(USD)	(USD)	(USD)		(USD)	(USD)	(USD)
[---]	[---]	[---]	[---]	[---]	[---]	[---]	[---]
5/1/2012	Holiday			5/1/2012	$[---]	$[---]	$[---]
5/2/2012	$[---]	$[---]	$[---]	5/2/2012	$[---]	$[---]	$[---]
5/3/2012	$[---]	$[---]	$[---]	5/3/2012	Holiday
5/4/2012	$[---]	$[---]	$[---]	5/4/2012	Holiday
5/7/2012	$[---]	$[---]	$[---]	5/7/2012	$[---]	$[---]	$[---]
5/8/2012	$[---]	$[---]	$[---]	5/8/2012	$[---]	$[---]	$[---]
5/9/2012	$[---]	$[---]	$[---]	5/9/2012	$[---]	$[---]	$[---]
5/10/2012	$[---]	$[---]	$[---]	5/10/2012	$[---]	$[---]	$[---]
5/11/2012	$[---]	$[---]	$[---]	5/11/2012	$[---]	$[---]	$[---]
5/14/2012	$[---]	$[---]	$[---]	5/14/2012	$[---]	$[---]	$[---]
5/15/2012	$[---]	$[---]	$[---]	5/15/2012	$[---]	$[---]	$[---]
5/16/2012	$[---]	$[---]	$[---]	5/16/2012	$[---]	$[---]	$[---]
5/17/2012	$[---]	$[---]	$[---]	5/17/2012	$[---]	$[---]	$[---]
5/18/2012	$[---]	$[---]	$[---]	5/18/2012	$[---]	$[---]	$[---]
	[---]		$[---]		[---]		$[---]
[---]

[--]
Example Data:
(1) [--]
(2) [--]

[---]				[---]
	[---]			[---]
	(USD)	(USD)	(USD)		(USD)	(USD)	(USD)
[---]	[---]	[---]	[---]	[---]	[---]	[---]	[---]
3/1/2012	$[---]	$[---]	$[---]	3/1/2012	$[---]	$[---]	$[---]
3/2/2012	$[---]	$[---]	$[---]	3/2/2012	$[---]	$[---]	$[---]
3/5/2012	$[---]	$[---]	$[---]	3/5/2012	$[---]	$[---]	$[---]
3/6/2012	$[---]	$[---]	$[---]	3/6/2012	$[---]	$[---]	$[---]
3/7/2012	$[---]	$[---]	$[---]	3/7/2012	$[---]	$[---]	$[---]
3/8/2012	$[---]	$[---]	$[---]	3/8/2012	$[---]	$[---]	$[---]
3/9/2012	$[---]	$[---]	$[---]	3/9/2012	$[---]	$[---]	$[---]
3/12/2012	$[---]	$[---]	$[---]	3/12/2012	$[---]	$[---]	$[---]
3/13/2012	$[---]	$[---]	$[---]	3/13/2012	$[---]	$[---]	$[---]
3/14/2012	$[---]	$[---]	$[---]	3/14/2012	$[---]	$[---]	$[---]
3/15/2012	$[---]	$[---]	$[---]	3/15/2012	$[---]	$[---]	$[---]
3/16/2012	$[---]	$[---]	$[---]	3/16/2012	$[---]	$[---]	$[---]
3/19/2012	$[---]	$[---]	$[---]	3/19/2012	$[---]	$[---]	$[---]
3/20/2012	$[---]	$[---]	$[---]	3/20/2012	Holiday
	[---]		$[---]		[---]		$[---]
[--]

[---]				[---]
	[---]			[---]
	(USD)	(USD)	(USD)		(USD)	(USD)	(USD)
[---]	[---]	[---]	[---]	[---]	[---]	[---]	[---]
5/1/2012	Holiday			5/1/2012	$[---]	$[---]	$[---]
5/2/2012	$[---]	$[---]	$[---]	5/2/2012	$[---]	$[---]	$[---]
5/3/2012	$[---]	$[---]	$[---]	5/3/2012	Holiday
5/4/2012	$[---]	$[---]	$[---]	5/4/2012	Holiday
5/7/2012	$[---]	$[---]	$[---]	5/7/2012	$[---]	$[---]	$[---]
5/8/2012	$[---]	$[---]	$[---]	5/8/2012	$[---]	$[---]	$[---]
5/9/2012	$[---]	$[---]	$[---]	5/9/2012	$[---]	$[---]	$[---]
5/10/2012	$[---]	$[---]	$[---]	5/10/2012	$[---]	$[---]	$[---]
5/11/2012	$[---]	$[---]	$[---]	5/11/2012	$[---]	$[---]	$[---]
5/14/2012	$[---]	$[---]	$[---]	5/14/2012	$[---]	$[---]	$[---]
5/15/2012	$[---]	$[---]	$[---]	5/15/2012	$[---]	$[---]	$[---]
5/16/2012	$[---]	$[---]	$[---]	5/16/2012	$[---]	$[---]	$[---]
5/17/2012	$[---]	$[---]	$[---]	5/17/2012	$[---]	$[---]	$[---]
5/18/2012	$[---]	$[---]	$[---]	5/18/2012	$[---]	$[---]	$[---]
	[---]		$[---]		[---]		$[---]
[---]
Example computation using the above example data:
[---]

[---]

(a)	[---]

[--]

Example Data:

[---]
[---]	[---]
[---]	[---]
[---]	[---]
[---]	[---]
[---]	[---]

(b) [--]
(c) [--]

(d) [--]

[--]
[--][--]

[--][--]

[--][--]

[--][--]

[--]
[--]
[--]

(a) [--]
(b) [--]

[--]

[--]

[--]

[--]

(a) [--]
(b) [--]

[--]

(a) [--]
(b) [--]

[--]

[--]

[--]

[--]
[--]

[---]	[---]	[---]	[---]
[---]	[---]	[---]	[---]
[---]	[---]	[---]	[---]
[---]	[---]	[---]	[---]
[---]	[---]	[---]	[---]
[---]	[---]	[---]	[---]
[---]	[---]	[---]	[---]
[---]	[---]	[---]	[---]
[---]	[---]	[---]	[---]

[--]

[--]

[--]

[--]

[--]

[--]

[--]

(1) [--]

(2) [--]

[--]

[---]
[---]				[---]
	[---]			[---]
	(USD)	(USD)	(USD)		(USD)	(USD)	(USD)
[---]	[---]	[---]	[---]	[---]	[---]	[---]	[---]
4/2/2012	$[---]	$[---]	$[---]	4/2/2012	$[---]	$[---]	$[---]
4/3/2012	$[---]	$[---]	$[---]	4/3/2012	$[---]	$[---]	$[---]
4/4/2012	$[---]	$[---]	$[---]	4/4/2012	$[---]	$[---]	$[---]
4/5/2012	$[---]	$[---]	$[---]	4/5/2012	$[---]	$[---]	$[---]
4/6/2012	Holiday			4/6/2012	$[---]	$[---]	$[---]
4/9/2012	$[---]	$[---]	$[---]	4/9/2012	$[---]	$[---]	$[---]
4/10/2012	$[---]	$[---]	$[---]	4/10/2012	$[---]	$[---]	$[---]
4/11/2012	$[---]	$[---]	$[---]	4/11/2012	$[---]	$[---]	$[---]
4/12/2012	$[---]	$[---]	$[---]	4/12/2012	$[---]	$[---]	$[---]
4/13/2012	$[---]	$[---]	$[---]	4/13/2012	$[---]	$[---]	$[---]
4/16/2012	$[---]	$[---]	$[---]	4/16/2012	$[---]	$[---]	$[---]
4/17/2012	$[---]	$[---]	$[---]	4/17/2012	$[---]	$[---]	$[---]
4/18/2012	$[---]	$[---]	$[---]	4/18/2012	$[---]	$[---]	$[---]
4/19/2012	$[---]	$[---]	$[---]	4/19/2012	$[---]	$[---]	$[---]
4/20/2012	$[---]	$[---]	$[---]	4/20/2012	$[---]	$[---]	$[---]
4/23/2012	$[---]	$[---]	$[---]	4/23/2012	$[---]	$[---]	$[---]
4/24/2012	$[---]	$[---]	$[---]	4/24/2012	$[---]	$[---]	$[---]
4/25/2012	$[---]	$[---]	$[---]	4/25/2012	$[---]	$[---]	$[---]
4/26/2012	$[---]	$[---]	$[---]	4/26/2012	$[---]	$[---]	$[---]
4/27/2012	$[---]	$[---]	$[---]	4/27/2012	$[---]	$[---]	$[---]
4/30/2012	$[---]	$[---]	$[---]	4/30/2012	Holiday
	[---]		$[---]		[---]		$[---]
[---]
[---]

(A)	[---]

(B) [---]

[---]
[---]				[---]
	[---]			[---]
	(USD)	(USD)	(USD)		(USD)	(USD)	(USD)
[---]	[---]	[---]	[---]	[---]	[---]	[---]	[---]
4/2/2012	$[---]	$[---]	$[---]	4/2/2012	$[---]	$[---]	$[---]
4/3/2012	$[---]	$[---]	$[---]	4/3/2012	$[---]	$[---]	$[---]
4/4/2012	$[---]	$[---]	$[---]	4/4/2012	$[---]	$[---]	$[---]
4/5/2012	$[---]	$[---]	$[---]	4/5/2012	$[---]	$[---]	$[---]
4/6/2012	Holiday			4/6/2012	$[---]	$[---]	$[---]
4/9/2012	$[---]	$[---]	$[---]	4/9/2012	$[---]	$[---]	$[---]
4/10/2012	$[---]	$[---]	$[---]	4/10/2012	$[---]	$[---]	$[---]
4/11/2012	$[---]	$[---]	$[---]	4/11/2012	$[---]	$[---]	$[---]
4/12/2012	$[---]	$[---]	$[---]	4/12/2012	$[---]	$[---]	$[---]
4/13/2012	$[---]	$[---]	$[---]	4/13/2012	$[---]	$[---]	$[---]
4/16/2012	$[---]	$[---]	$[---]	4/16/2012	$[---]	$[---]	$[---]
4/17/2012	$[---]	$[---]	$[---]	4/17/2012	$[---]	$[---]	$[---]
4/18/2012	$[---]	$[---]	$[---]	4/18/2012	$[---]	$[---]	$[---]
4/19/2012	$[---]	$[---]	$[---]	4/19/2012	$[---]	$[---]	$[---]
4/20/2012	$[---]	$[---]	$[---]	4/20/2012	$[---]	$[---]	$[---]
4/23/2012	$[---]	$[---]	$[---]	4/23/2012	$[---]	$[---]	$[---]
4/24/2012	$[---]	$[---]	$[---]	4/24/2012	$[---]	$[---]	$[---]
4/25/2012	$[---]	$[---]	$[---]	4/25/2012	$[---]	$[---]	$[---]
4/26/2012	$[---]	$[---]	$[---]	4/26/2012	$[---]	$[---]	$[---]
4/27/2012	$[---]	$[---]	$[---]	4/27/2012	$[---]	$[---]	$[---]
4/30/2012	$[---]	$[---]	$[---]	4/30/2012	Holiday
	[---]		$[---]		[---]		$[---]
[---]
[---]
[---]
[---]

[---]

[---]

[---]

[---]

[---]

[---]

[---]

[---]

[---]

[---]

[---]
[---]
[---]

[---]

[---]
[---]
[---]

EXHIBIT D
(Diesel Specifications)

The Diesel Component of Substitute Fuel to be supplied hereunder shall be similar to Chevron’s regular commercial grade of Chevron Diesel Fuel No. 2 as well as typical specifications for MOPS S’Pore GasOil and shall have the following specifications:

Specification Item	Test Units	Substitute Fuel Limits	Test Method **
Gravity @ 60°F	°API, Specific	25.7 min., .9 max.	D1298 or D4052-86
Viscosity	@ 40C CST	1.7 - 5.5	D445, D2161
BTU content *	MM BTU/BBL	Report	Calculated or D240
Heat Value, Net*	MM BTU/BBL	Report	MM BTU/BBL
Flash Point	PM°F	140 min.	D93 or D6450
Pour Point *	°F	35min	D97
Ash	PPM, wt.	100 max.	D482
Cetane Index		30 min.	D4737
Carbon Residue, 10% Residuum	%, wt.	0.35 max.	D524
Sediment & Water	%, vol.	0.05 max.	D2709
Sulfur	%, wt.	[--] max.	D1552, D2622 or D4294
Distillation 90% Recovered	°F	540 - 698	D86
Water by Distillation*[1]	PPM, wt.	Report	D95
Nitrogen*	PPM, wt.	Report	D5762 or D4629

* Chevron does not provide specifications on these items. Values are typical; they are not guaranteed.

**Use of the most recent ASTM test methods must be employed.

1Note: This result shall be reported to Hawaiian Electric within 7 days after Delivery of product from local refinery production. For product Delivered via import marine vessel, results shall be provided with port of load quality certificate.

These specifications may be modified pursuant to Section 18.15 of this Contract.

EXHIBIT E
(Diesel Pricing)

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[---]

[---]

[---]

[---]

[---]

[---]

[---]

[---]

[---]				[---]
	[---]			[---]
[---]	[---]	[---]	[---]	[---]	[---]	[---]	[---]
3/1/2012	$[---]	$[---]	$[---]	5/1/2012
3/2/2012	$[---]	$[---]	$[---]	5/2/2012	$[---]	$[---]	$[---]
3/5/2012	$[---]	$[---]	$[---]	5/3/2012	$[---]	$[---]	$[---]
3/6/2012	$[---]	$[---]	$[---]	5/4/2012	$[---]	$[---]	$[---]
3/7/2012	$[---]	$[---]	$[---]	5/7/2012	$[---]	$[---]	$[---]
3/8/2012	$[---]	$[---]	$[---]	5/8/2012	$[---]	$[---]	$[---]
3/9/2012	$[---]	$[---]	$[---]	5/9/2012	$[---]	$[---]	$[---]
3/12/2012	$[---]	$[---]	$[---]	5/10/2012	$[---]	$[---]	$[---]
3/13/2012	$[---]	$[---]	$[---]	5/11/2012	$[---]	$[---]	$[---]
3/14/2012	$[---]	$[---]	$[---]	5/14/2012	$[---]	$[---]	$[---]
3/15/2012	$[---]	$[---]	$[---]	5/15/2012	$[---]	$[---]	$[---]
3/16/2012	$[---]	$[---]	$[---]	5/16/2012	$[---]	$[---]	$[---]
3/19/2012	$[---]	$[---]	$[---]	5/17/2012	$[---]	$[---]	$[---]
3/20/2012	$[---]	$[---]	$[---]	5/18/2012	$[---]	$[---]	$[---]
[---]			$[---]	[---]			$[---]

[---]

[---]

[---]

[---]

[---]			$[---]

[---]	[---]		$[---]	$[---]
3/1/2012	$[---]		5/1/2012
3/2/2012	$[---]		5/2/2012	$[---]
3/5/2012	$[---]		5/3/2012	$[---]
3/6/2012	$[---]		5/4/2012	$[---]
3/7/2012	$[---]		5/7/2012	$[---]
3/8/2012	$[---]		5/8/2012	$[---]
3/9/2012	$[---]		5/9/2012	$[---]
3/12/2012	$[---]		5/10/2012	$[---]
3/13/2012	$[---]		5/11/2012	$[---]
3/14/2012	$[---]		5/14/2012	$[---]
3/15/2012	$[---]		5/15/2012	$[---]
3/16/2012	$[---]		5/16/2012	$[---]
3/19/2012	$[---]		5/17/2012	$[---]
3/20/2012	$[---]		5/18/2012	$[---]
[---]	$[---]		[---]	$[---]
[---]	$[---]	[---]	[---]	$[---]	[---]
[---]	[---]		[---]	[---]
[---]	[---]		[---]	[---]

[---]

[---]

[---]

[---]	[---]
[---]	$[---]
[---]	$[---]

[---]

[---]

[---]

[---]

[---]

[---]

[---]

[---]

[---]
[---] [---]
[---]	[---]	[---]	[---]
4/2/2012	$[---]	$[---]	$[---]
4/3/2012	$[---]	$[---]	$[---]
4/4/2012	$[---]	$[---]	$[---]
4/5/2012	$[---]	$[---]	$[---]
4/6/2012
4/9/2012	$[---]	$[---]	$[---]
4/10/2012	$[---]	$[---]	$[---]
4/11/2012	$[---]	$[---]	$[---]
4/12/2012	$[---]	$[---]	$[---]
4/13/2012	$[---]	$[---]	$[---]
4/16/2012	$[---]	$[---]	$[---]
4/17/2012	$[---]	$[---]	$[---]
4/18/2012	$[---]	$[---]	$[---]
4/19/2012	$[---]	$[---]	$[---]
4/20/2012	$[---]	$[---]	$[---]
4/23/2012	$[---]	$[---]	$[---]
4/24/2012	$[---]	$[---]	$[---]
4/25/2012	$[---]	$[---]	$[---]
4/26/2012	$[---]	$[---]	$[---]
4/27/2012	$[---]	$[---]	$[---]
4/30/2012	$[---]	$[---]	$[---]
[---]			$[---]
[---]			$[---]
[---]			$[---]
[---]

[---]

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EXHIBIT F
(Substitute Fuel Pricing)

Pursuant to Section 2.3, Hawaiian Electric will nominate to Chevron the volume of Substitute Fuel Hawaiian Electric elects to purchase. For the monthly cumulative price of the Substitute Fuel Delivered hereunder, except where diesel is sold as Line Displacement Stock pursuant to Section 9 of this Contract, shall be determined as follows:

Substitute Fuel Price = (LSFO Component Pricing + Diesel Component Pricing) + T
Where:

LSFO Component Pricing = (Relative % Volume of LSFO Component Delivered as contained in the Delivered Substitute Fuel) x PSF1 (pursuant to Exhibit C (LSFO Pricing)).

Diesel Component Pricing = (Relative % Volume of Diesel Component Delivered as contained in the Delivered Substitute Fuel) x P2 (pursuant to Exhibit E (Diesel Pricing)).

T = the Hawaii Use Tax, the Hawaii General Excise Tax, the Hawaii Environmental Response Tax, U.S. customs duties that would be applicable on Substitute Fuel or its Components, and any other tax or government imposed fee imposed on the sale of Substitute Fuel or related to importation of crude, fuel oil or fuel oil or blend stocks associated with the production of Substitute Fuel including as pursuant to Section 5.3 herein.